UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2008

CHINA ENTERTAINMENT GROUP, INC.
(Name of small business issuer as specified in its charter)

Nevada	000-29019	22-3617931
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12400 Ventura Blvd., Suite 645 Studio City, CA	91604
(Address of principal executive offices)	(Zip Code)

(818) 618-3038
(Issuer’s telephone number, including area code)

________________________________________________
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On October 16, 2008, HLB Hodgson Impey Cheng, Chartered Accountants, Certified Public Accountants (“HLB”) resigned as the Registrant’s independent auditor. HLB served as the Registrant's independent auditor for the Registrant’s fiscal years ended December 31, 2007and 2006. HLB’s report on the Registrant’s consolidated financial statements for the year ended December 31, 2007 (the “Report”) did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s fiscal year ended December 31, 2007, and during the period from January 1, 2008 until October 16, 2008, there were no disagreements with Hawkins on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to HLB's satisfaction, would have caused HLB to make reference thereto in their Report on the Registrant’s financial statements for this fiscal year.

On October 17, 2008, the Registrant engaged a PCAOB registered accounting firm, Chisholm, Bierwolf & Nilson, LLC Certified Public Accountants (“CBN”), as the Registrant's independent accountant to report on the Registrant’s consolidated balance sheet as of December 31, 2008, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. The decision to appoint CBN was approved by the Registrant's Board of Directors upon recommendation by its audit committee. Prior to engaging the new accountant, the Registrant did not consult with CBN during the fiscal year ended December 31, 2007 and the subsequent interim period preceding their engagement on October 17, 2008, regarding application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

The Registrant has requested HLB to review the disclosures contained herein and has provided HLB the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of HLB’s views, or the respects in which HLB does not agree with the statements contained herein. HLB has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

16.1	Letter to SEC from Hodgsen Impey Chung dated October 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENTERTAINMENT GROUP, INC. (Registrant)

Date: October 17, 2008	By:	/s/ Martin Goldrod
President and Chief Executive Officer